UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) — April 25, 2006

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: FINANCIAL SUPPLEMENT

Item 1.01. Entry into a Material Definitive Agreement.
     On April 25, 2006, the shareholders of Platinum Underwriters Holdings, Ltd. (the “Company”) approved the Company’s 2006 Share Incentive Plan at the Company’s 2006 Annual General Meeting of Shareholders, as recommended by the Company’s Board of Directors. The 2006 Share Incentive Plan, which replaces the Company’s 2002 Share Incentive Plan, provides for the award of equity-based compensation to employees, officers, directors, agents, consultants, and advisors of the Company. The foregoing description is qualified in its entirety by reference to the 2006 Share Incentive Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on April 25, 2006, and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
     On April 26, 2006, the Company issued a press release reporting its financial results as of and for the quarter ended March 31, 2006. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1           Press Release dated April 26, 2006
Exhibit 99.2           Financial Supplement

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Chief Administrative Officer

Date: April 27, 2006

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Exhibit Index

Exhibit
Number	Description

Exhibit 99.1	Press Release dated April 26, 2006
Exhibit 99.2	Financial Supplement